Summary Prospectus, Prospectus and
Statement of Additional Information Supplement

October 23, 2024

Morgan Stanley Institutional Fund Trust

Supplement dated October 23, 2024 to the Morgan Stanley Institutional Fund Trust Summary Prospectuses, Prospectuses and Statement of Additional Information dated January 28, 2024, as supplemented

High Yield Portfolio (the "Fund")

Effective immediately, Jack Cimarosa will no longer serve as a portfolio manager of the Fund. Accordingly, all references to Mr. Cimarosa are removed from the Fund's Summary Prospectuses, Prospectuses and Statement of Additional Information. Joseph F. Hurley will continue to serve as a portfolio manager of the Fund.

Please retain this supplement for future reference.

  IFTHYSUMPROPSAISPT 10/24